Exhibit 99.1

Dyadic and Scripps Research Collaborate on Rapid-Response Hantavirus Antibody and Vaccine Development

Collaboration Leverages Prior Andes, Marburg and Ebola Virus Research and Dyadic’s C1 Platform Capabilities for Fast, Scalable Biologic Production

JUPITER, Fla., May 28, 2026 — Dyadic International, Inc. (“Dyadic,” “we,” “us,” “our,” or the “Company”) (NASDAQ: DYAI), d/b/a Dyadic Applied BioSolutions, a biotechnology company focused on the development and commercialization of scalable microbial protein production platforms for use across life sciences, food, nutrition, industrial, and biopharmaceutical applications, today announced that Dyadic Applied BioSolutions and researchers at Scripps Research are collaborating to evaluate monoclonal antibody and vaccine candidates targeting hantaviruses, including Andes virus, a hantavirus strain associated with Hantavirus Pulmonary Syndrome (HPS), a severe and potentially fatal respiratory disease in humans.

A series of recently reported hantavirus and Ebola cases worldwide have underscored the importance of pandemic preparedness and highlighted the need to improve the speed, scalability, flexibility, and cost-effectiveness of biologic manufacturing during rapidly evolving public health events. The collaboration builds upon Dyadic’s prior Andes virus monoclonal antibody work and combines the complementary expertise of Dyadic and Scripps Research to further assess the potential of Dyadic’s proprietary C1 platform for rapid development timelines, high-productivity microbial fermentation, large-scale manufacturing, and biologic production intended to support future infectious disease preparedness.

Dyadic’s microbial fungal-based C1 platform has been applied to multiple biologic modalities, including recombinant vaccine antigens and monoclonal antibodies targeting RSV, malaria, the Andes virus, Ebola, and Marburg, which is similar to Ebola and comes from the same family of viruses—the Filovirus family, and has demonstrated in preclinical studies the ability to produce monoclonal antibodies with binding, neutralization, and efficacy characteristics comparable to those generated by traditional mammalian expression systems.

In prior Andes virus-related work, Dyadic developed a C1 strain expressing the recombinant anti-Andes virus monoclonal antibody rANDV-44, where, Dyadic believes, the data generated demonstrated virus neutralization activity comparable to ExpiCHO-produced material in a pseudovirus neutralization assay.

Dyadic has also previously demonstrated GMP-compliant manufacturing and Phase 1 clinical evaluation of biologics produced using its C1 platform as part of earlier infectious disease initiatives. The Company is currently involved in multiple funded biopharmaceutical collaborations, including programs supported by the Gates Foundation and the Coalition for Epidemic Preparedness Innovations (“CEPI”) in collaboration with Fondazione Biotecnopolo di Siena (“FBS”), aimed at accelerating recombinant protein vaccines and monoclonal antibody development workflows using the C1 platform.

Dyadic’s C1 platform was previously included in the European Union-supported Zoonosis Anticipation and Preparedness Initiative (“ZAPI”), a five-year pandemic preparedness program involving leading global human and animal health organizations focused on accelerating biologic manufacturing technologies for emerging infectious diseases. Building upon the progress achieved from ZAPI, Dyadic’s more recent and ongoing funded collaborations supported by the Gates Foundation, CEPI, FBS, and activities associated with the EU Vaccine Hub continue to advance rapid, scalable biologic manufacturing approaches using the C1 platform to help address many of the manufacturing bottlenecks revealed during COVID-19 and other emerging infectious disease outbreaks.

Together, these programs continue to generate data that support the potential advantages of the C1 platform, including compressed development timelines, scalable microbial fermentation, and streamlined manufacturing processes. Additional studies have shown that C1-produced monoclonal antibodies can achieve binding and neutralization properties comparable to antibodies produced in traditional mammalian systems.

“One of the key lessons from recent global outbreaks is that scientific innovation alone is not sufficient — manufacturing flexibility, scale and speed are also critical,” said Jiang Zhu, Professor at Scripps Research. “Collaborations that bring together advanced antibody and antigen research with rapid biologic production technologies may help strengthen preparedness for future infectious disease threats.”

Dr. Zhu continued, “My laboratory at Scripps Research has developed proprietary structure-based protein designs optimized for conformational integrity, trimer closure, and antigen quality. In parallel, innovative expression technologies such as Dyadic’s C1 platform may offer opportunities to further evaluate faster, more scalable and potentially lower-cost approaches for the development and manufacture of complex biologics targeting emerging infectious diseases.”

“COVID-19 demonstrated that manufacturing scalability and deployment speed remain critical challenges during global outbreaks,” said Mark Emalfarb, Dyadic’s Chief Executive Officer. “Our collaboration with Scripps builds upon prior hantavirus-related work and reflects our broader strategy of partnering with leading research institutions and global health organizations to evaluate how we anticipate the C1 platform will contribute to future pandemic preparedness initiatives.”

Mr. Emalfarb continued, “Importantly, these activities continue to be pursued through grants, sponsored research, and strategic collaborations, allowing Dyadic to further validate the C1 platform in a capital-efficient manner while maintaining our primary commercial focus on non-pharmaceutical protein products and industrial-scale biomanufacturing opportunities.”

Dyadic and Scripps plan to jointly explore external partnership and non-dilutive funding opportunities to support additional development activities related to monoclonal antibodies, and vaccine candidates, and broader infectious disease preparedness applications.

Dyadic recently highlighted growing commercial activity with recombinant proteins and enzymes in non-pharmaceutical applications, including animal-free proteins for life sciences, cell culture media, nutrition, wellness, and industrial markets.

About Dyadic Applied BioSolutions

Dyadic Applied BioSolutions is a global biotechnology company that aims to develop and commercialize scalable, non-animal protein production platforms to meet growing global demand across the life sciences, food and nutrition, and bio-industrial markets. These high-value proteins are designed to enable customers to develop more efficient, scalable, and sustainable products. Dyadic’s proprietary Dapibus™ and C1 expression systems support rapid, cost-effective, and flexible manufacturing.

For more information, please visit http://www.dyadic.com.

Safe Harbor Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including those regarding Dyadic International’s expectations, intentions, strategies, and beliefs pertaining to future events or future financial performance, such as the success of our clinical trial and interest in our protein production platforms, our research projects and third-party collaborations, as well as the availability of necessary funding. Forward-looking statements generally can be identified by use of the words “expect,” “should,” “intend,” “anticipate,” “will,” “project,” “may,” “might,” “potential,” or “continue” and other similar terms or variations of them or similar terminology. Dyadic International, Inc., and its subsidiaries caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such statements reflect the current views of our management with respect to our operations, results of operations and future financial performance. Forward-looking statements involve many risks, uncertainties, or other factors beyond Dyadic’s control. These factors include, but are not limited to (i) our history of net losses; (ii) market and regulatory acceptance of our microbial protein production platforms and other technologies; (iii) failure to commercialize our microbial protein production platforms or our other technologies; (iv) competition, including from alternative technologies; (v) the results of nonclinical studies and clinical trials; (vi) our capital needs; (vii) changes in global economic and financial conditions; (viii) our reliance on information technology; (ix) our dependence on third parties; (x) government regulations and environmental, social and governance issues; (xi) intellectual property risks; (xii) our ability to comply with the listing standards of the Nasdaq Stock Market LLC; and (xii) other factors discussed in Dyadic’s publicly available filings, including information set forth under the caption “Risk Factors” in Dyadic’s annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 25, 2026, as amended on April 30, 2026, and quarterly report on Form 10-Q filed with the SEC on May 13, 2026, as such factors may be updated from time to time in Dyadic’s periodic filings with the SEC, which are accessible on the SEC’s website and at www.dyadic.com. The forward-looking statements contained in this press release are made only as of the date hereof, and except as required by law, we undertake no obligation to publicly update any forward-looking statements for any reason after the date of this press release to conform these statements to actual results or to changes in our expectations.

Media contacts:

Dyadic Applied BioSolutions:

Ping Rawson

Chief Financial Officer

Phone: (561) 743-8333

Email: ir@dyadic.com